Exhibit 99.1

Universal Hospital Services, Inc. Investor Presentation 2011 Fourth Quarter

2 Forward Looking Statements Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: Universal Hospital Services, Inc. believes statements in this presentation looking forward in time involve risks and uncertainties based on management’s current views and assumptions. Actual events may differ materially. Please refer to the cautionary statement regarding forward-looking statements and risk factors that appear in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010, and other filings with the SEC, which can be accessed at www.UHS.com under “Financials.” This presentation contains non-GAAP measures as defined by SEC rules. Reconciliations of these measures to the most directly comparable GAAP measures are contained in the appendix.

3 Wave of baby boomers will increase healthcare volumes Challenging economics for State & Federal Governments Increasing costly and complex technology is difficult to make work in the care setting We make it work for Healthcare! UHS Is at the Center of Solutions for Today’s Healthcare Challenges Demand for accountable, measurable and better outcomes Accountable Care UHS brings People, Process & Technology to bear to:

UHS is a Leading Provider of Medical Equipment Lifecycle Based Solutions

Universal | Hospital | Services™

Nationwide Footprint


Seattle
Spokane
Portland
Fargo
Duluth
Marquette
Grand Rapids
Detroit
Minneapolis
Green Bay
Toledo
Boston
Rochester
Hartford
Long Island
Sioux Falls
Milwaukee
Madison
Rochester
Rockford
Cleveland
Chicago
Lancaster
Philadelphia
Sacramento
Salt Lake City
Omaha
Iowa City
Indianapolis
Pittsburgh
Baltimore / Washington DC
Oakland
Denver
Bloomington
Columbus
Charleston
Fresno
Kansas City
Cincinnati
San Francisco
St. Louis
Richmond
Las Vegas
Wichita
Louisville
Norfolk
Springfield
Raleigh
Tulsa
Nashville
Pasadena
Anaheim
Oklahoma City
Knoxville
Charlotte
San Bernardino
Albuquerque
San Diego
Phoenix
Little Rock
Memphis
West Columbia
Birmingham
Tucson
Lubbock
Atlanta
Dallas
Jackson
Midland
Shreveport
Jacksonville
Mobile
Bryan
New Orleans
Austin
Orlando
Honolulu
Tampa
San Antonio
Houston
West Palm Beach
Ft. Lauderdale
McAllen

● District Office ● District Office and Center of Excellence ★ Center of Excellence

Solutions


COST
EFFICIENCY
PATIENT OUTCOMES

- **>80 offices serving >8,600 Customers**
- **No direct Medicare / Medicaid reimbursement risk**
- **Medical Equipment Fleet of >0.5 million Units Owned or Managed**

4

5 “Gateway” Solutions Satisfy Peak Need and Fast Response Needs Rental 10% Owned Equipment 90% Winter Spring Summer Fall Hospital Equipment Needs Peak Need Rental BioMed Services Gateway Solutions also Serve as the Springboard for Other Offerings

6 UHS is “Full Time Resident” in the Hospital in Comprehensive Solutions Rental 10% Owned Equipment 90% Winter Spring Summer Fall Hospital Equipment Needs Asset360TM BioMed360TM Multi-billion $ Addressable Market

Asset360™ Pump Efficiency Program

UHS

Current Scenario

Stranded Capital



Operations Inefficiencies


70%
35%
Typical Utilization

- Low equipment utilization
- Lost & broken equipment
- No dedicated process

Fixed Costs, Variable Revenue


Revenue & Patient Census
Equipment Ownership Costs

Caregiver Issues

- Wasted time (45 min. per Nurse per shift)
- Infection control violations
- Hoarding



Asset360

Economic Savings


Cash Infusion / Capital Avoidance
Income Impact Over 5 Years Neutral to Positive

Operations Improvements

Lost Equipment


70%
35%
Typical Utilization
After Asset360

Improved Utilization

Costs & Revenue Alignment


Revenue & Patient Census
Equipment Rental Costs

Pay-per-use • Variable Costs

Caregiver Improvements

- Caregiver Satisfaction
- Patient Outcomes

Hoarding



7

8 Comprehensive Programs Are More Deeply Penetrated with the Customer and a Channel for Pull-Through Opportunities Peak Need Outsourcing Asset360TM BioMed360TM Average Revenue per Customer ~$20,000 >$800,000 ~$150,000 Wound Therapy Services Patient Handling Rental Agreements Equipment Upgrades Pull-Through Opportunities

Gateway & Comprehensive Solutions Establish Credibility to Bring "Vertical" Solutions

UHS
Universal | Hospital | Services™

Gateway Solutions	Vertical Solutions	Comprehensive Solutions
Peak Need Rental	Negative Pressure Wound Therapy *~$500 million Market*	Asset360™
Established Multi-billion $ markets	Patient Handling (Beds/Surfaces) *>$800 million Market*	New Multi-billion $ markets
BioMed Services	Surgical Equipment *~$200 million Market*	BioMed360™
	Acquisition Opportunities	

Tremendous Capacity for More "Verticals" Via UHS's Established Infrastructure and ~ 8,600 Customers!

9

Negative Pressure Wound Therapy

UHS
Universal | Hospital | Services™

Gateway Solutions	Vertical Solutions	Comprehensive Solutions

Gateway Solutions

Peak Need Rental

Established Multi-billion $ markets

BioMed Services

Vertical Solutions

Negative Pressure Wound Therapy
~$500 million Market

- Market is evolving with new entrants and new business models
- Market has a high service need and UHS remains optimistic that we will continue to bring value as the market evolves
- Relationship with Smith & Nephew continues through contract expiration in October 2012

Comprehensive Solutions

Asset360™

New Multi-billion $ markets

BioMed360™

10

11 Emergent provides laser equipment rental, technician and / or disposable product to ~800 hospitals and surgery centers Growth Through Vertical Product Extension UHS Acquired Emergent on April 1, 2011 Transaction Overview Expands UHS’s presence in the operating room Leverages Emergent’s offerings into UHS’ national footprint Key Benefits to UHS Emergent market presence

12 2011 Performance & Outlook

13 UHS continues to Build Customers Despite the Economy Total Outsourcing Customers 3,000 4,000 5,000 6,000 7,000 8,000 9,000 10,000 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2004 2005 2006 2007 2008 2009 2010 2011 Customer Count

14 2011 Outlook Growth in asset management, patient handling and surgical services offset headwinds noted below Headwinds: Economy Hospital census & expense control Weak hospital admissions Health Care Reform uncertainties Bottom Line: UHS continues to drive growth despite the messy economic conditions! Forecasted Adj. EBITDA Growth Fiscal 2011 > 6% Refer to appendix for reconciliation of Adjusted EBITDA to Cash Flows from Operations

Additional Commitment = ~ $7 $195 Bank Line (as of September 30th) Proforma Available Liquidity = ~ $182 Used = ~ $4 Liquidity Profile Remains Solid ($ millions) Borrowing Base = $188 (Includes LOCs of $4) Excludes capital lease maturities Available Liquidity = ~ $184 Cash on Hand at 9/30/2011 $13.1M 15 Debt Maturities $- $100 $200 $300 $400 $500 $600 $700 2010 2011 2012 2013 2014 2015 $195 Revolver

Leverage Trend Refer to Appendix for reconciliation of Adjusted EBIDTA to Cash Flow from Operations Note that our calculations include accrued interest for conservatism 16 Total Net Debt and Accrued Interest / LTM Adjusted EBITDA 2.5 3.0 3.5 4.0 4.5 5.0 5.5 6.0 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 Recap Recap Proforma for Equity Payout

17 2009 2010 2011 E Adjusted EBITDA $108 $121.6 Low to Mid $130’s (Including LTM proforma effect of Emergent and Rental Equipment acquisitions) Accrual CAPEX $51 $85 ~ $80 Year-end Leverage 4.8x 4.3x ~ 5.0x (Including the Emergent and Rental Equipment acquisitions, and absent further acquisitions) Guidance for 2011 Remains Unchanged ($ in Millions)

Outlook: UHS Expects Another Solid Growth Year in 2011 Refer to appendix for reconciliation of Adjusted EBITDA to Cash Flows from Operations $175 million Notes Issuance in June ensures adequate liquidity for growth 18 Adj. EBITDA $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011E

Leverage EBITDA Reconciliation: 1998 – LTM Q3 2011 Consolidating Reconciliations Other Reconciliations Appendix Adjusted EBITDA Reconciliation. Adjusted EBITDA is defined by UHS as Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”), before management, board and strategic fees, stock option expense, ASC 805 impact, loss on extinguishment of debt, transaction and related costs and other. In addition to using Adjusted EBITDA internally as a measure of operational performance, we disclose Adjusted EBITDA externally to assist analysts, investors and lenders in their comparisons of operational performance, valuation and debt capacity across companies with differing capital, tax and legal structures. Management also understands that some industry analysts and investors consider Adjusted EBITDA as a supplementary non-GAAP financial measure useful in analyzing a company’s ability to service debt. Adjusted EBITDA, however, is not a measure of financial performance under Generally Accepted Accounting Principals (“GAAP”) and should not be considered as an alternative to, or more meaningful than, net income as a measure of operating performance or to cash flows from operating, investing or financing activities or as a measure of liquidity. Since Adjusted EBITDA is not a measure determined in accordance with GAAP and is thus susceptible to varying interpretations and calculations, Adjusted EBITDA, as presented, may not be comparable to other similarly titled measures of other companies. Adjusted EBITDA does not represent an amount of funds that is available for management’s discretionary use. A reconciliation of operating cash flows to EBITDA and Adjusted EBITDA is included below. 19

Leverage Note that our calculations include accrued interest for conservatism * Refer to EBITDA Reconciliation on later slide for the Proforma calculations 20 12/31/2010 9/30/2011 Floating Rate Notes 230.0 $ 230.0 $ PIK Toggle Notes 230.0 405.0 Unamortized Bond Premium - 3.7 Bank Line 52.9 - Consolidated Capital Leases 12.1 15.8 Total Debt 525.0 $ 654.5 $ Less: Cash 9/30/11 - (13.1) Add: Accrued Interest 3.6 18.7 Net Debt 528.6 $ 660.1 $ Consolidated LTM Adj EBITDA 121.6 $ 136.5 $ * Leverage 4.3 4.8 UHS Debt Structure ($ in millions)

EBITDA Reconciliation: 1998 – LTM 2011

Universal | Hospital | Services™

$ in Millions	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	LTM 2011 Q3
Net Cash provided by Operating Activities	$ 9.7	$ 15.2	$ 28.2	$ 31.7	$ 40.2	$ 16.0	$ 38.0	$ 44.0	$ 48.9	$ 29.8	$ 56.2	$ 56.0	$ 76.2	$ 63.6
Changes in Operating Assets and Liabilities	1.4	3.7	(3.5)	0.4	4.1	7.9	2.2	2.3	0.7	6.7	3.6	6.2	(2.1)	3.4
Other and Non-Cash Expenses	0.9	0.7	(2.3)	(3.7)	(11.7)	(7.9)	(3.4)	(3.3)	(4.1)	(28.5)	6.5	6.3	(11.5)	3.6
Income Tax Expense	(1.1)	(1.7)	0.1	0.1	0.1	0.3	1.2	0.8	0.6	(9.7)	(15.4)	(11.5)	1.7	(3.6)
Interest Expense	11.2	18.0	20.7	19.6	18.1	20.2	30.5	31.1	31.6	40.2	46.9	46.5	46.5	51.0
EBITDA	22.1	35.9	43.2	48.1	50.8	36.5	68.5	75.0	77.7	38.5	97.8	103.5	110.8	118.0
Recapitalization, company sale, stock compensation and severence expenses	5.1	-	-	1.6	10.1	14.4	-	-	-	27.2	-	-	-	-
Terminated IPO Expenses	-	-	-	1.2	-	-	-	-	-	-	-	-	-	-
Loss on extinguishment of debt	-	-	-	-	-	13.3	-	-	-	23.4	-	-	-	-
Financing and Reorganization Charges	$ 5.1	$ -	$ -	$ 2.8	$ 10.1	$ 27.7	$ -	$ -	$ -	$ 50.6	$ -	$ -	$ -	$ -
Management, Board & Strategic Fees	-	-	0.3	0.4	0.3	0.3	0.7	0.8	1.6	1.0	1.3	1.3	2.4	6.2
Other	2.9	-	-	-	-	-	-	-	-	(0.7)	0.1	-	-	-
Stock Option Expense	-	-	-	-	-	-	-	-	1.7	3.7	2.5	1.3	7.3	5.5
ASC 805 Impact	-	-	-	-	-	-	-	-	-	2.4	2.3	2.0	1.1	1.4
Adjusted EBITDA	30.1	35.9	43.5	51.3	61.2	64.5	69.2	75.8	80.9	95.5	104.0	108.1	121.6	131.1
Emergent LTM Proforma EBITDA 6 mos														4.3
Rental Equipment Acquisition LTM Proforma EBITDA 8 mos														1.1
Proforma Adjusted EBITDA														$ 136.5
Total Revenue	$ 69.4	$ 92.2	$106.0	$125.6	$153.8	$171.0	$199.6	$215.9	$225.1	$264.0	$289.1	$297.2	$317.4	$ 353.7
Total Debt & Accrued Int, Less Cash & Investments	$153.8	$192.4	$199.0	$209.2	$205.8	$276.7	$301.9	$305.0	$315.0	$501.1	$521.7	$522.3	$528.6	$ 660.1
Leverage (Total Net Debt & Accrued Interest Less Cash & Investments/ LTM adj EBITDA)	5.1	5.4	4.6	4.1	3.4	4.3	4.4	4.0	3.9	5.2	5.0	4.8	4.3	4.8

21

$ in Millions Consolidated Q3 2011 Consolidated YTD 2011 Consolidated LTM 2011 Actual: UHS PRI Total UHS PRI Total UHS PRI Total Cash Gross Margin $47.1 $4.1 $51.2 $141.7 $8.0 $149.7 $191.3 $8.0 $199.3 Depreciation - Historical (17.6) (0.6) (18.2) $(49.8) (1.2) (51.0) (65.9) (1.2) (67.1) Gross Margin Pre ASC 805 29.5 3.5 33.0 91.9 6.8 98.7 125.4 6.8 132.2 Adj Cash SGA 14.8 1.3 16.1 48.2 2.7 50.9 65.2 2.8 68.0 Non Controlling Interest in LLC's - 0.2 0.2 - 0.2 0.2 - 0.2 0.2 EBITDA per GAAP 30.1 2.0 32.1 84.5 4.0 88.5 114.0 4.0 118.0 Option Expense 1.1 - 1.1 3.3 - 3.3 5.5 - 5.5 Other ASC 805 Impact - - - 1.1 - 1.1 1.4 - 1.4 Board and Strategic Expenses 1.1 0.6 1.7 4.7 1.0 5.7 5.2 1.0 6.2 Adjusted EBITDA 32.3 2.6 34.9 93.6 5.0 98.6 126.1 5.0 131.1 Emergent Acquisition purchased on 4/1/2011 4.3 4.3 * Rental Equipment Acquisition purchased on 6/1/2011 1.1 1.1 ** Proforma Adjusted EBITDA $127.2 $9.3 $136.5 * Proforma adjustments include the 6 months prior to the 4/1 acquisition ** Proforma adjustments include the 8 months prior to the 6/1 acquisition 22

ACCRUAL CAPEX RECONCILIATION LTM Q3 $ in Millions 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 Cash used in Investing Activities $31.5 $41.5 $39.0 $36.8 $65.2 $40.6 $51.7 $418.9 $71.4 $50.6 $74.2 $144.8 - Acquisitions - (7.8) - (1.9) (15.1) (1.1) - (349.7) - - - (65.0) - / + Other 0.1 (0.3) (0.2) (0.2) - - - 1.4 - 1.5 3.3 - - ME in A/P prior period (3.0) (3.0) (5.9) (6.0) (10.5) (3.8) (5.8) (7.4) (9.0) (5.7) (4.7) (5.8) + ME in A/P current period 3.0 5.9 6.0 10.5 3.8 5.8 7.4 9.0 5.7 4.7 11.8 13.1 Accrual CAPEX $31.6 $36.3 $38.9 $39.2 $43.4 $41.5 $53.3 $72.2 $68.1 $51.1 $84.6 $87.1 ACQUISITIONS Certain Intellamed Assets $- $- $- $- $- $- $- $(14.6) $- $- $- $- UHS by Parent - - - - - - - (335.1) - - - - Emergent, net of cash received - - - - - - - - - - - (58.5) * Other - (7.8) - (1.9) (15.1) (1.1) - - - - - (6.5) Total Acquisitions $- $(7.8) $- $(1.9) $(15.1) $(1.1) $- $(349.7) $- $- $- $(65.0) * Net of $1.5 cash received and excludes the assumption of $4.8in capital leases and $2.0 of transaction costs. Other Reconciliation 23